NEUBERGER BERMAN
EQUITY FUNDS
EQUITY TRUST
EQUITY ASSETS

             SUPPLEMENT to the Prospectuses dated December 1, 1999.
                  (As Amended May 1, 2000 and August 15, 2000)

NEUBERGER BERMAN PARTNERS FUND, NEUBERGER BERMAN PARTNERS TRUST, AND NEUBERGER BERMAN PARTNERS ASSETS: The first paragraph of the "Management" section is revised in each prospectus to read as follows:

S. Basu Mullick is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He has managed or co-managed the fund since 1998. He was portfolio manager at another firm from 1993 to 1998.

NEUBERGER BERMAN REGENCY FUND, NEUBERGER BERMAN REGENCY TRUST: The first paragraph of the "Management" section is revised to read as follows:

Robert I. Gendelman is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He has managed or co-managed the fund since its inception in 1999. Gendelman has been a portfolio manager at Neuberger Berman since 1994. He was portfolio manager at another firm from 1992 to 1993.

The date of this supplement is October 16, 2000.

                                    NEUBERGER BERMAN
                                    Neuberger Berman Management Inc.
                                    605 Third Avenue 2nd Floor
                                    New York, NY 10158-0180




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